The Variable Annuity Life Insurance Company
Potentia®
Summary Prospectus for New Investors
May 1, 2023
This summary prospectus summarizes key features of Potentia, group fixed and variable deferred annuity contracts issued by The Variable Annuity Life Insurance Company.
Before you invest, you should also review the prospectus for the Contract, which contains more information about the Contract’s features, benefits, and risks. You can find the current prospectus and other information about the Contract online at https://www.corebridgefinancial.com/rs/prospectus-and-reports/annuities. You can also obtain this information at no cost by calling us at 1-800-448-2542, or by writing to our Annuity Service Center (VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105).
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The Contract is available to Participants in retirement programs that qualify for deferral of federal income taxes. The Contract is only available to new participants in existing employer groups and is no longer available to new employer groups. The Contracts permit Participants to invest in and receive retirement benefits in a Fixed Account Option and/or an array of Variable Account Options described in this prospectus.
An employer purchasing the Contract for a retirement plan, or the owner of an individual Contract, may cancel a newly purchased Contract within 20 days of receiving it without paying fees or penalties.
In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply. The right of cancellation under this Contract does not apply to Participants in a group plan except in a limited number of states.
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Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

Special Terms Used in this Summary Prospectus

Account Value	The total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your annuity payments.

Beneficiary	The individual designated to receive the death benefit or Payout Payments upon the death of the annuitant.

Business Day
Any weekday that the New York Stock Exchange (“NYSE”) is open for trading. Normally, the NYSE is open Monday through Friday, from 9:30 a.m. to 4:00 p.m. Eastern time. On U.S. holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

Contract	The group fixed and variable deferred annuity contracts summarized in this summary prospectus and described in more detail in the prospectus.

Contract Year	A 12-month period starting with the issue date of a Contract or Participant’s Contract certificate, as applicable, and each anniversary of that date.

Fixed Account Option	An account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC’s general account.

Fund or Mutual Fund	The investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

Market Close	The close of regular trading on the NYSE, generally 4:00 p.m., Eastern time, on each day the NYSE is open for business.

Participant	The individual (in most cases, you) who makes Purchase Payments or for whom Purchase Payments are made.

Payout Payments	Annuity payments withdrawn in a steady stream during the Payout Period.

Payout Period	The time when you begin to withdraw your money in Payout Payments.

Platform Charge	A fee we charge in order to make certain underlying Funds available as an investment option under the Contract.

Purchase Payment	An amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

Purchase Period	The accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender).

VALIC (we, us, our)	The Variable Annuity Life Insurance Company.

Variable Account Option (or Division)	Any variable investment option under the Contract. Each Variable Account Option invests in the shares of a single Fund.

Important Information You Should Consider About the Contract

	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals
•There are no surrender or withdrawal charges under the Contract.
•You may be subject to a market value adjustment if you make an early withdrawal or transfer from the Potentia General Account (a type of Fixed
Account Option).
				Fee Tables
Transaction Charges
•You may be subject to a market value adjustment if you make an early withdrawal or transfer from the Potentia General Account (a type of Fixed
Account Option).
•There may also be taxes on Purchase Payments.
				Fee Tables Fees and Charges
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
				Fees and Charges
	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.45%	1.45%
	Investment Options[2] (Fund fees and expenses)	0.21%	0.95%
1 As a percentage of average daily net asset value allocated to a Variable
Account Option.
2 As a percentage of Fund net assets, plus any applicable amounts deemed to be Platform Charges. Currently, there are no amounts deemed to be Platform
Charges.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract.

	Lowest Annual Cost: $1,688	Highest Annual Cost: $2,431
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
base Contract fees and Fund fees
and expenses
•No optional benefits
•No surrender charges
•No additional Purchase Payments,
transfers, or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
base Contract fees and Fund fees
and expenses
•No surrender charges
•No additional Purchase Payments,
transfers, or withdrawals

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including your principal investment.	Principal Risks of Investing in the Contract
Not a Short-Term Investment
•This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•You may be subject to a market value adjustment if you make an early withdrawal or transfer from the Potentia General Account (a type of Fixed
Account Option).
•The benefits of tax deferral and long-term income mean the Contract is generally more beneficial to investors with a long investment time horizon.

Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract.
•Each investment option (including the Fixed Account Option) has its own unique risks.
•You should review the investment options before making an investment decision.

Insurance Company Risks
An investment in the Contract is subject to the risks related to us, VALIC. Any obligations (including under any Fixed Account Option), guarantees, and benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about us, including our financial strength ratings, is available upon request by calling 1-800-448-2542 or visiting
www.corebridgefinancial.com/rs.

RESTRICTIONS
Investments
•Certain investment options may not be available under your Contract.
•You may transfer funds between the investment options, subject to certain restrictions.
•Transfers between the investment options, as well as certain purchases and redemptions, are subject to policies designed to deter market timing and frequent transfers.
•Transfers to and from the Fixed Account Option are subject to special restrictions.
•We reserve the right to remove or substitute Funds as investment options.
Fixed and Variable Account Options Transfers Between Investment Options
TAXES
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the
Contract.
•If you purchase the Contract through a tax-qualified plan, there is no additional tax benefit under the Contract.
•Withdrawals may be subject to ordinary income tax. You may have to pay a tax penalty if you take a withdrawal before age 59½.
Federal Tax Matters

	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
VALIC no longer pays commissions to financial professionals for sales or subsequent premiums on the Contracts. In addition, the Company and the
Distributor no longer enter into marketing and/or sales agreements with broker-dealers regarding the promotion and marketing of the Contracts.
General Information – Distribution of the Contracts
Exchanges
Some financial professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should exchange a contract you already own only if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.

Overview of the Contract

Purpose of the Contract
The Contract is designed to help you invest on a tax-deferred basis, meet long-term financial goals, and plan for your retirement. You can accumulate assets by investing in the Contract’s investment options and then later convert those accumulated assets into a stream of guaranteed income payments from us. The Contract includes a death benefit that may help financially protect your Beneficiary or Beneficiaries in the event of your death.
This Contract may be appropriate for you if you have a long investment time horizon and the Contract’s terms and conditions are consistent with your financial goals. It is not intended for people whose liquidity needs require early or frequent withdrawals or for people who intend to frequently trade in the Contract’s investment options.
The Contract is primarily used in connection with employer-sponsored qualified retirement plans, for which the employer is the Contract owner and participating employees receive certificates related to the Contract.
Phases of the Contract
Like all deferred annuities, the Contract has two phases: (1) a Purchase Period (for savings) and (2) a Payout Period (for income).
Purchase Period. During the Purchase Period, you invest your money under the Contract in one or more available investment options to help you build assets on a tax-deferred basis. The available investment options may include:
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Variable Account Options. When you invest in a Variable Account Option, you are indirectly investing in the Variable Account Option’s underlying Mutual Fund. The Mutual Funds have different investment objectives, strategies, and risks. You can gain or lose money if you invest in a Variable Account Option.

Additional information about each Mutual Fund is provided in an appendix to this prospectus. Please see APPENDIX A – FUNDS AVAILABLE UNDER THE CONTRACT.
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Fixed Account Option. When you invest in a Fixed Account Option, your principal is guaranteed and earns interest based on a rate set and guaranteed by us.
The amount of money you accumulate during the Purchase Period depends (in part) on the performance of the investment options you choose. You may transfer money between investment options during the Purchase Period, subject to certain restrictions. Your accumulated assets impact the value of your benefits during the Purchase Period, including the death benefit, as well as the amount available for withdrawal.
Payout Period. When you are ready to receive guaranteed income under the Contract, you can switch to the Payout Period, at which time you will start to receive Payout Payments from us. This is also referred to as “annuitizing” the Contract. You generally decide when to annuitize. You can choose from the available payout options, which may provide income for life, for a guaranteed period of time, or a combination of both. If the employer’s plan permits, you can also choose to receive payments on a variable or fixed basis, or a combination of both. If the Payout Payments are fixed, the dollar amount of each payment will be the same. If the Payout Payments are variable, the dollar amount for the payments will fluctuate.
The death benefit from the Purchase Period does not apply during the Payout Period. Any amount payable upon death during the Payout Period depends on the payout option selected. You cannot take withdrawals of Account Value or surrender the Contract during the Payout Period.

Contract Features
Retirement Plan Terms and Conditions. The Contract is primarily designed to be purchased by an employer for use in a retirement plan. Your participation in a group Contract will be subject to the terms and conditions of your retirement plan and applicable law, which may limit your ability to take certain actions under the Contract.
Accessing Your Money. You may withdraw money from the Contract at any time during the Purchase Period. If you make a withdrawal, you may have to pay income taxes, including a tax penalty if you are younger than age 59½. Withdrawals may negatively impact the value of your benefits under the Contract.
Tax Treatment. Money can be transferred between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. Earnings and untaxed contributions are not taxed until they are distributed, which may occur when making a withdrawal, upon receiving a Payout Payment, or upon payment of the death benefit. You do not receive any additional tax benefit under the Contract if you participate in the Contract through a tax-qualified plan.
Death Benefit. If you die during the Purchase Period, we pay a death benefit to your Beneficiary or Beneficiaries for no additional fee.
Additional Features and Services. Additional features and services under the Contract are summarized below. There are no additional charges associated with these features and services unless otherwise noted. Not all features and services may be available under your Contract.
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Systematic Withdrawals. This program allows you to automatically receive withdrawals on a regular basis during the Purchase Period.
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Affiliate Guarantee. If your Contract or certificate was issued on December 29, 2006 or earlier, our insurance obligations under the Contract are also guaranteed by American Home Assurance Company, our affiliate, subject to its financial strength and claims-paying ability. This guarantee does not guarantee Contract value or the investment performance of the Variable Account Options.

Benefits Available Under the Contract

The following tables summarize information about the benefits available under the Contract.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Standard Death Benefit	Provides a death benefit based on the Account Value	No Charge	•Payable only during the Purchase Period •Generally payable only if death occurs on or after age 70 •Withdrawals may significantly reduce the benefit
Systematic Withdrawals	Allows you to automatically receive withdrawals on a regular basis during the Purchase Period	No Charge	•No more than one systematic withdrawal election may be in effect at any time •We reserve the right to discontinue any or all systematic withdrawals or to change the terms at any time
Affiliate Guarantee	For certain Contracts and certificates, provides an additional financial guarantee with respect to our insurance obligations	No Charge
•Applies only to Contracts or certificates issued on
December 29, 2006 or earlier
•Additional financial guarantee is subject to the affiliate’s financial strength and claims-paying ability
•Does not guarantee Contract value or the investment
performance of the Variable Account Options

Buying the Contract

Purchasing the Contract
If you are an employee seeking to participate in your employer’s group Contract, you may establish an account through your employer. Your employer will be responsible for furnishing the necessary information (including enrollment information and allocation instructions) and remitting the initial Purchase Payment to us.
When an initial Purchase Payment is accompanied by an application (or enrollment form), we will promptly either:
(a)
Accept the application and establish your account within 2 Business Days;
(b)
Request additional information to correct or complete the application. We will return the Purchase Payment within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once we have the requested information, we will establish your account effective the date we accept your application; or
(c)
Reject the application and return the initial Purchase Payment.
If we receive an initial Purchase Payment from your employer before we receive your completed application (or enrollment form), we will not be able to establish a permanent account for you. If this occurs, we will either return the Purchase Payment, deposit the Purchase Payment into an employer-directed account, or deposit the Purchase Payment into a starter account.
Purchase Payments
Any contribution that you make into the Contract is a Purchase Payment. The initial Purchase Payment is the money you initially contribute to the Contract when purchasing the Contract or opening an account. For periodic payment Contracts, each contribution thereafter is a Subsequent Purchase Payment. If you are participating in an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. Otherwise, you should remit Purchase Payments to us directly or through your financial intermediary.
The maximum single payment that may be applied to any account without our prior approval is $1,000,000.
Minimum initial and Subsequent Purchase Payments are as follows:
Contract Type	Initial Purchase Payment	Subsequent Purchase Payment
Periodic Payment	$30	$30
Single Payment	$1,000	Not Applicable

Periodic payment minimums apply to each periodic payment made. The single payment minimum applies to each account.
Crediting and Allocating Purchase Payments
A Purchase Payment must be in “good order” before it can be posted to your account. “Good order” means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify for whom the Purchase Payment is to be applied. See “When Your Account Will be Credited” under “Purchase Period” in the prospectus for specific information that we will require for a Purchase Payment to be in good order.
We will credit a Purchase Payment to your account as follows:
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Initial Purchase Payment. Once we receive the completed application (or enrollment form) and the initial Purchase Payment in good order, we will accept the application and establish your account within 2 Business Days. We will apply your Purchase Payment by crediting that amount to your account, effective the date we accept your application. If you do not give us all of the information we need, we will contact you to get it before we make any allocation. If for some reason we are unable to complete this process within 5 Business Days, we will either send back your money or get your permission to keep it until we get all of the necessary information.
•
Subsequent Purchase Payments. If a subsequent Purchase Payment is received on a Business Day in good order by our bank by Market Close, the appropriate account(s) will be credited on that Business Day. Purchase Payments received in good order after Market Close or on a non-Business Day will be credited the next Business Day.
When we credit a Purchase Payment to your account, we will allocate the Purchase Payment among the Fixed Account Option and/or Variable Account Option(s) based on the allocation instructions applicable to that Purchase Payment.
We may establish an account for you at the direction of your employer if your employer provides such direction on a form acceptable to VALIC and accompanied by certain necessary information. Under such circumstances, we will deposit your Purchase Payment in an “Employer-Directed” account invested in a Money Market Division, or other investment options chosen by your employer. In situations where we have your name, address and SSN, but do not have an agreement with your employer for directed accounts, we will deposit your Purchase Payment in a “starter” account invested in the Money Market Division option available for your plan or other investment options chosen by your employer and request the information necessary to complete the application.
Making Withdrawals: Accessing the Money in Your Contract

Purchase Period
During the Purchase Period, you may withdraw all or part of your Account Value at any time if allowed by applicable law and your retirement plan. The following table highlights certain important information regarding withdrawals under the Contract.
Taxes	Your withdrawal may be subject to taxes, including a 10% federal tax penalty if you are younger than age 59½.
Market Value Adjustments
If you take an early withdrawal from the Potentia General Account, the withdrawal will be subject to a market value adjustment that will result in either an increase or reduction in the value of your investment in the
Potentia General Account.

Negative Impact on Contract values	A withdrawal will reduce the value of your Contract and may reduce the value of the death benefit (perhaps significantly).
Internal Revenue Code or Retirement Plan	Depending on the circumstances, the Internal Revenue Code or your retirement plan may restrict your ability to take withdrawals.
When you take a partial withdrawal, you may specify an amount to be taken from each investment option in which you are invested, or that the amount should be withdrawn pro-rata against all of your investment options. If you do not specify, the withdrawal will be taken pro-rata against all of your investment options.

The surrender value in a Fixed Account Option will never be less than the Purchase Payments allocated to the Fixed Account Option (less amounts transferred to a Variable Account Option or withdrawn from the Fixed Account Option).
Payout Period
Once the Payout Period begins, you will receive Payout Payments from your Contract under the selected payout option. You cannot make withdrawals of your Account Value during the Payout Period.
Requesting a Surrender or Withdrawal
If you would like to access all or a portion of your Account Value during the Purchase Period, you must complete a surrender request form in good order or information required in other approved media. Submit your request to our Home Office at 2929 Allen Parkway, Houston, Texas 77019, or to our Annuity Service Center at VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.
We will send via EFT or by mail a check with the surrender value to you within seven calendar days after we receive your request if it is in good order. Under certain circumstances, we may be permitted or required by applicable law to delay payment.
If you wish to receive automatic withdrawals, you may enroll in a systematic withdrawal program under the Contract, if available.

Additional Information About Fees

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender, or make withdrawals from the Contract, or transfer cash value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Maximum Surrender Charge	None
The following tables describe the fees and expenses that you will pay each year during the time that you own the Contract, not including the Fund fees and expenses.
Annual Contract Expenses
Annual Variable Account Option Maintenance Charge	None

Annual Fees	Current	Maximum
Base Contract Expenses(1) (as a percentage of average daily net asset value allocated to the Variable Account Option)	1.45%	1.45%
Annual Fund Expenses
The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of Funds available under the Contract, including their annual expenses, may be found in Appendix A of this document.
Annual Fund Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees (if applicable), and other expenses)	Minimum(2)	Maximum(3)
	0.21%	0.95%
Footnotes to the Fee Tables
(1) Also referred to as “Separate Account Charges.” See “Purchase Unit Value” in the SAI for a discussion of how the Separate Account Charges impact the calculation of each Division’s unit value. For additional information, see “Fees and Charges – Separate Account Charges” in the prospectus.
(2) The Mutual Fund with the lowest total annual fund operating expenses is the Goldman Sachs VIT Government Money Market Fund.
(3) The Mutual Fund with the highest total annual fund operating expenses is the VALIC Company I Science & Technology Fund.

Examples
These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses.
Each example assumes that you invest a single Purchase Payment of $100,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization. Your actual costs may be higher or lower than the examples below.
The first set of examples assumes the most expensive combination of annual Contract expenses and annual Fund expenses. Based on these assumptions, your costs would be:
(1) If you surrender your Contract at the end of the applicable time period:
1 Year	3 Years	5 Years	10 Years
$2,431	$7,487	$12,813	$27,405
(2) If you annuitize your Contract or you do not surrender your Contract:
1 Year	3 Years	5 Years	10 Years
$2,431	$7,487	$12,813	$27,405
The second set of examples assumes the least expensive combination of annual Contract expenses and annual Fund expenses. Based on these assumptions, your costs would be:
(1) If you surrender your Contract at the end of the applicable time period:
1 Year	3 Years	5 Years	10 Years
$1,688	$5,237	$9,032	$19,704
(2) If you annuitize your Contract or you do not surrender your Contract:
1 Year	3 Years	5 Years	10 Years
$1,688	$5,237	$9,032	$19,704

Appendix A — Funds Available Under the Contract

The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.corebridgefinancial.com/rs/prospectus-and-reports/annuities. You can also request this information at no cost by calling 1-800-448-2542. Refer to your employer’s retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.
The current expenses and performance information below reflect fees and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge, such as Platform Charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.
Type	Fund – Share Class Adviser/Sub-Adviser[1]	Current Expenses	Platform Charge[4]	Current Expenses + Platform Charge	Average Annual Total Returns (as of Dec. 31, 2022)
					1 Year	5 Year	10 Year (or life of fund)
Domestic Large-Cap Equity	Capital Appreciation Fund[2] Adviser: VALIC Sub-Adviser: Columbia Management Investment Advisers	0.71%	None	0.71%	-25.85%	9.18%	11.85%
	Growth Fund[2,3] Adviser: VALIC Sub-Advisers: BlackRock Investment Management, LLC and SunAmerica Asset Management, LLC (an affiliate of VALIC due to common ownership)	0.61%	None	0.61%	-36.05%	7.06%	11.13%
	Large Capital Growth Fund[2] Adviser: VALIC Sub-Adviser: Massachusetts Financial Services Company	0.74%	None	0.74%	-19.15%	11.96%	13.41%
	Stock Index Fund[2,3] Adviser: VALIC Sub-Adviser: SunAmerica	0.29%	None	0.29%	-18.33%	9.09%	12.20%
	Systematic Core Fund[2,3] Adviser: VALIC Sub-Adviser: Goldman Sachs Asset Management, L.P.	0.63%	None	0.63%	-18.72%	9.25%	12.23%
Domestic Mid- Cap Equity	Mid Cap Index Fund[2] Adviser: VALIC Sub-Adviser: SunAmerica	0.34%	None	0.34%	-13.35%	6.32%	10.43%
	Mid Cap Strategic Growth Fund[2] Adviser: VALIC Sub-Advisers: Janus Henderson Investors US LLC and Voya Investment Management Co. LLC	0.75%	None	0.75%	-23.40%	9.53%	11.77%
Domestic Small- Cap Equity	Small Cap Growth Fund[2,3] Adviser: VALIC Sub-Advisers: J.P. Morgan Investment Management Inc. and T. Rowe Price Associates, Inc.	0.89%	None	0.89%	-32.44%	6.14%	11.60%
	Small Cap Index Fund[2,3] Adviser: VALIC Sub-Adviser: SunAmerica	0.36%	None	0.36%	-20.66%	3.80%	8.77%
Global Equity (International and Domestic)	International Socially Responsible Fund[2] Adviser: VALIC Sub-Adviser: SunAmerica	0.64%	None	0.64%	-16.55%	3.24%	7.88%
International Equity	Emerging Economies Fund[2] Adviser: VALIC Sub-Adviser: JPMIM	0.93%	None	0.93%	-25.35%	-3.28%	0.45%
Specialty	Science & Technology Fund[2,3] Adviser: VALIC Sub-Advisers: BlackRock, Voya, and Wellington Management Company LLP	0.91%	None	0.91%	-39.00%	8.05%	14.66%

Type	Fund – Share Class Adviser/Sub-Adviser[1]	Current Expenses	Platform Charge[4]	Current Expenses + Platform Charge	Average Annual Total Returns (as of Dec. 31, 2022)
					1 Year	5 Year	10 Year (or life of fund)
Hybrid (Equity and Fixed Income)	Aggressive Growth Lifestyle Fund[2,3] Adviser: VALIC Sub-Adviser: JPMIM	0.67%	None	0.67%	-16.24%	4.40%	7.06%
	Conservative Growth Lifestyle Fund[2,3] Adviser: VALIC Sub-Adviser: JPMIM	0.66%	None	0.66%	-14.16%	2.34%	3.97%
	Moderate Growth Lifestyle Fund[2,3] Adviser: VALIC Sub-Adviser: JPMIM	0.62%	None	0.62%	-14.77%	4.12%	6.14%
Fixed Income	Core Bond Fund[2] Adviser: VALIC Sub-Adviser: PineBridge Investments LLC	0.51%	None	0.51%	-14.25%	0.02%	1.13%
	Goldman Sachs VIT Government Money Market Fund[3] – Institutional Shares Adviser: Goldman Sachs	0.18%	None	0.18%	1.58%	1.17%	0.75%*
* Average Annual Total Returns is since inception of the Fund.
1 The following adviser/sub-adviser abbreviations are used in this table:
•
BlackRock – BlackRock Investment Management, LLC
•
Goldman Sachs – Goldman Sachs Asset Management, L.P.
•
JPMIM – J.P. Morgan Investment Management Inc.
•
SunAmerica – SunAmerica Asset Management, LLC (an affiliate of VALIC due to common ownership)
•
VALIC – The Variable Annuity Life Insurance Company
•
Voya – Voya Investment Management Co. LLC
2 A VALIC Company I Fund.
3 This Fund is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Fund prospectus for additional information.
4 A Platform Charge may only be increased to the extent that the Base Contract Expense plus the Platform Charge does not exceed 1.25%.
*  * *
This summary prospectus incorporates by reference the prospectus and Statement of Additional Information (SAI) for the Contract, both dated May 1, 2023, as may be amended or supplemented from time to time. The SAI may be obtained free of charge in the same manner as the prospectus.
EDGAR Contract Identifier: C000004710
© 2023 Corebridge Financial, Inc.
All Rights Reserved.